UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant
Filed by a Party other than the Registrant
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

TLGY ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY — SUBJECT TO COMPLETION
TLGY ACQUISITION CORPORATION
4001 Kennett Pike, Suite 302
Wilmington, DE 19807
NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON [                 ], 2025
TO THE SHAREHOLDERS OF TLGY ACQUISITION CORPORATION:
You are cordially invited to attend the Extraordinary General Meeting, which we refer to as the “Extraordinary General Meeting,” of shareholders of TLGY Acquisition Corporation, which we refer to as “we,” “us,” “our,” “TLGY” or the “Company,” to be held at [   ] a.m. Eastern Time on [      ], 2025, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.
The Extraordinary General Meeting will be a hybrid meeting of shareholders, which will be conducted in person and virtually via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting [                 ]. If you plan to attend the virtual online Extraordinary General Meeting, you will need your 12-digit control number to vote electronically at the Extraordinary General Meeting. The Extraordinary General Meeting may also be attended in person at the offices of Perkins Coie LLP, 1155 Avenue of the Americas, New York, New York 10036. Each shareholder may be asked to present valid photo identification, such as a driver’s license or passport.
Instructions on voting your shares are on the proxy materials you received for the Extraordinary General Meeting. Even if you plan to attend the Extraordinary General Meeting online, it is strongly recommended you complete and return your proxy card before the Extraordinary General Meeting date, to ensure that your shares will be represented at the Extraordinary General Meeting if you are unable to attend.
The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated [      ], 2025, and is first being mailed to shareholders of the Company on or about [      ], 2025. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:
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a proposal by special resolution to amend the Company’s amended and restated memorandum and articles of association currently in effect, which we refer to as the “Charter,” in the form set forth in Annex A to the accompanying Proxy Statement, to modify the monthly amount that CPC Sponsor Opportunities I, LP and CPC Sponsor Opportunities I (Parallel), LP, our sponsors (the “Sponsors” or “current Sponsors”) or their affiliates or designees must deposit into the Company’s trust account (the “Trust Account”) in order to extend the period of time to consummate an initial business combination by one month, up to twelve times (starting from the first date on which such modified extension payment is made), if requested by the Sponsors and accepted by the Company, from the lesser of $0.02 per outstanding share and $60,000 to the lesser of (x) $[     ] per outstanding share and (y) $[    ]. Any amount of the $60,000 paid in order to extend the period of time to consummate a business combination until April 16, 2025, which is paid but unused (due to an additional extension payment, based on the updated monthly amount, made prior to April 16, 2025) may be deducted, on a pro rata basis, from future extension payments, which we refer to as the “Extension,” and such proposal, the “Extension Proposal”;

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a proposal by special resolution to effect certain amendments to the Charter, in the form set forth in Annex A to the accompanying Proxy Statement, to remove (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets to be less than $5,000,001; and (ii) the limitation that the Company shall not redeem public shares (as defined below) in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions, which we refer to as the “Redemption Limitation,” and such proposal the “Redemption Limitation Amendment Proposal”;

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a proposal by special resolution to amend the Charter, in the form set forth in Annex A to the accompanying Proxy Statement, to provide for the right of a holder of the Class B ordinary shares of the Company, par value $0.0001 per share, which we refer to as the “Founder Shares” or “Class B ordinary shares,” to convert their Class B ordinary shares into Class A ordinary shares of the Company, par value $0.0001 per share, which we refer to as the “public shares” or “Class A ordinary shares,” and together with the Class B ordinary shares, the “ordinary shares,” on a one-for-one basis prior to the closing of an initial business combination at the election of the holder, which we refer to as the “Founder Shares Amendment” and such proposal, the “Founder Share Amendment Proposal” and, together with the Extension Proposal and the Redemption Limitation Proposal, the “Charter Amendment Proposals” and the corresponding amendments to the Charter, the “Charter Amendments”;

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a proposal by special resolution, in the form set forth in Annex A to the accompanying Proxy Statement, to approve the detachment and cancellation of the contingent right attached to each non-redeemed Class A ordinary share sold in our initial public offering (our “IPO”), which right entitles the holder of such Class A ordinary share to receive at least one-fourth of one redeemable warrant following the business combination redemption time (the “distributable redeemable warrants”), which we refer to as the “Contingent Right Proposal”; and

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a proposal by ordinary resolution, in the form set forth in Annex A to the accompanying Proxy Statement, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposals or the Contingent Right Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Charter Amendment Proposals or the Contingent Right Proposal.

Each of the Charter Amendment Proposals, the Contingent Right Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. The Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Contingent Right Proposal are cross-conditioned on the approval of the Extension Proposal. The Extension Proposal and the Adjournment Proposal are not conditioned on the approval of any other proposal.
The purpose of the Extension Proposal and, if necessary, the Adjournment Proposal, is to allow us to complete a business combination. The Company’s board of directors (the “Board” or “Board of Directors”) currently believes that there will not be sufficient time to complete a business combination within the time provided in its current Charter. Accordingly, the Board has determined that it is in the best interests of the Company’s shareholders to extend the outside date as provided in the Extension Proposal.
The sole purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation. The Board believes that it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions and consummate an initial business combination irrespective of the Redemption Limitation.
The sole purpose of the Founder Share Amendment Proposal is to provide the holders of the Class B ordinary shares with flexibility to assist the Company in retaining investors. Notwithstanding the conversion, the Sponsors will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A ordinary shares. Approval of the Charter Amendment Proposals and, if necessary, the Adjournment Proposal is a condition to the implementation of the Charter Amendments.
The purpose of the Contingent Right Proposal is to optimize the Company’s capital structure to make it more attractive to a potential target business.
In the event that we enter into a definitive agreement for an initial business combination prior to the Extraordinary General Meeting, we will issue a press release and file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) announcing the proposed business combination. If the Extension Proposal is approved and implemented, we intend to complete a business combination as soon as possible and in any event within twelve months from the first extension payment made in accordance with the terms of the Extension Proposal (the “Termination Date”).

In connection with the Extension Proposal, public shareholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Class A ordinary shares issued in our IPO and which election we refer to as the “Election,” regardless of whether such public shareholders vote on the Extension Proposal. Any redemptions by the Company as a result of an Election shall be conditioned on the approval of the Extension Proposal by the requisite vote of shareholders and implementation of the Extension by the Company.
If the Extension Proposal is approved and the Contingent Right Proposal is not approved, immediately after the initial business combination redemption time and immediately prior to the closing of our initial business combination, we will effect a pro-rata distribution to our public shareholders of distributable redeemable warrants, as described in our Annual Report on Form 10-K filed with the SEC on March 5, 2025. Public shareholders who elect not to redeem some or all of their shares in connection with this proxy solicitation, and on any later redemption date, would be entitled to their pro rata portion of the distributable redeemable warrants upon such distribution. The aggregate amount of distributable redeemable warrants available for distribution would remain unchanged. Therefore, any redemption requests made in connection with the Extension Proposal and the initial business combination would increase the pro rata share of distributable redeemable warrants to be distributed to each public shareholder with respect to any shares not redeemed by such shareholder. Notwithstanding the conversion of the Founder Shares to Class A ordinary shares that may occur if the Founder Shares Amendment Proposal is approved, none of the former Founder Shares will be entitled to receive any distributable redeemable warrants upon a distribution.
If the Extension Proposal is approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to the shareholders, subject to any limitations set forth in the Charter as amended by the Charter Amendments. In addition, if the Extension Proposal is approved, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Termination Date.
To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent prior to [     ] [a./p.]m. Eastern time on [     ], 2025. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares.
The Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[   ] at the time of the Extraordinary General Meeting. The Company’s units, public shares and warrants included as part of the units (the “public warrants”) were delisted from trading on The Nasdaq Stock Market LLC (“Nasdaq”) in December 2024. Since then, our units, Class A ordinary shares and public warrants have been traded on the over-the-counter market and quoted on the OTCPINK. Because we are quoted on the OTCPINK, our securities may be less liquid, receive less coverage by security analysts and news media, and generate lower prices than might otherwise be obtained if they were listed on a national securities exchange. As such, we cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
The Adjournment Proposal, if adopted, will allow the Chairman to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposals or the Contingent Right Proposal.

If the Extension Proposal is not approved and we do not consummate a business combination by the Termination Date, in accordance with the Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination before the Termination Date.
Our current Sponsors beneficially own an aggregate of 4,126,215 Founder Shares and Jin-Goon Kim, the Chairman of our Board of Directors and the manager of the manager of our former sponsor, TLGY Sponsors LLC, beneficially owns 981,552 Founder Shares. Our Sponsors, the former sponsor, and all of our directors and officers are expected to vote any ordinary shares owned by them in favor of each of the proposals presented at the Extraordinary General Meeting. On the record date, our Sponsors, former sponsor and our directors and officers beneficially owned and were entitled to vote an aggregate of 5,107,767 Founder Shares, representing approximately 54% of the Company’s issued and outstanding ordinary shares. In addition, our current Sponsors own an aggregate of 3,940,825 private placement warrants, which we refer to as the “Private Placement Warrants,” that were purchased from the former sponsor, and the former sponsor owns 7,318,675 Private Placement Warrants. In the event of a liquidation, our Sponsors, former sponsor, officers and directors, and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.
Approval of each of the Charter Amendment Proposals require a special resolution under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), which requires the affirmative vote of the holders of a majority of at least two-thirds of our ordinary shares who attend and vote at the Extraordinary General Meeting, including the Founder Shares. Notwithstanding shareholder approval of the Charter Amendment Proposals, our Board will retain the right to not implement the Charter Amendments at any time without any further action by our shareholders.
Approval of the Contingent Right Proposal will be approved as a special resolution and requires the affirmative vote of a majority of not less than two-thirds of the votes cast by the holders of Class A ordinary shares at the Extraordinary General Meeting. The holders of the Founder Shares are not entitled to vote on this proposal.
Approval of the Adjournment Proposal requires the affirmative vote by ordinary resolution of the majority of the votes cast by shareholders represented in person or by proxy at the Extraordinary General Meeting.
Our Board has fixed the close of business on [      ], 2025 as the date for determining the Company shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof (the “record date”). Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.
You are not being asked to vote on a business combination at this time. If the Extension Proposal is approved and implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Termination Date.
After careful consideration of all relevant factors, the Board has determined that each of the Charter Amendment Proposals, the Contingent Right Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Cayman Islands law and the Charter, no other business may be transacted at the Extraordinary General Meeting.
Enclosed is the Proxy Statement containing detailed information concerning each of the Charter Amendment Proposals, the Contingent Right Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares.
[ ], 2025	By Order of the Board of Directors,
Jin-Goon Kim Chairman of the Board of Directors
Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote online at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your vote will not be counted as either “FOR” or “AGAINST” for the purposes of determining whether the requisite majority has been obtained to approve each of the Charter Amendment Proposals, the Contingent Right Proposal and the Adjournment Proposal, and an abstention will mean that your vote will not be counted as either “FOR” or “AGAINST” for the purposes of determining whether the requisite majority has been obtained to approve each of the Charter Amendment Proposals, the Contingent Right Proposal or the Adjournment Proposal, but abstentions will be counted in connection with whether a valid quorum has been established.
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held [    ], 2025: This notice of meeting and the accompanying Proxy Statement are available at [                 ].

TLGY ACQUISITION CORPORATION
4001 Kennett Pike, Suite 302
Wilmington, DE 19807
PROXY STATEMENT FOR
THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON [           ], 2025
The Extraordinary General Meeting, which we refer to as the “Extraordinary General Meeting,” of shareholders of TLGY Acquisition Corporation, which we refer to as the “we,” “us,” “our,” “TLGY” or the “Company,” will be held at [   ] a.m. Eastern Time on [      ], 2025 as a hybrid meeting of shareholders, which will be conducted in person and virtually via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting [                 ]. If you plan to attend the virtual online Extraordinary General Meeting, you will need your 12-digit control number to vote electronically at the Extraordinary General Meeting. The Extraordinary General Meeting may also be attended in person at the offices of Perkins Coie LLP, 1155 Avenue of the Americas, New York, New York 10036. Each shareholder may be asked to present valid photo identification, such as a driver’s license or passport.
The Extraordinary General Meeting will be held for the sole purpose of considering and voting upon the following proposals:
•
a proposal by special resolution to amend the Company’s amended and restated memorandum and articles of association currently in effect, which we refer to as the “Charter,” in the form set forth in Annex A to the accompanying Proxy, to modify the monthly amount that CPC Sponsor Opportunities I, LP and CPC Sponsor Opportunities I (Parallel), LP, our sponsors (the “Sponsors” or “current Sponsors”) or their affiliates or designees must deposit into the Company’s trust account (the “Trust Account”) in order to extend the period of time to consummate a business combination by one month, up to twelve times (starting from the first date on which such modified extension payment is made), if requested by the Sponsors and accepted by the Company, from the lesser of $0.02 per outstanding share and $60,000 to the lesser of (x) $[           ] per outstanding share and (y) $[           ]. Any amount of the $60,000 paid in order to extend the period of time to consummate a business combination until April 16, 2025, which is paid but unused (due to an additional extension payment, based on the updated monthly amount, made prior to April 16, 2025) may be deducted, on a pro rata basis, from future extension payments, which we refer to as the “Extension,” and such proposal, the “Extension Proposal”;

•
a proposal by special resolution to effect certain amendments to the Charter, in the form set forth in Annex A to the accompanying Proxy Statement, to remove (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets to be less than $5,000,001; and (ii) the limitation that the Company shall not redeem public shares (as defined below) in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions, which we refer to as the “Redemption Limitation,” and such proposal the “Redemption Limitation Amendment Proposal”;

•
a proposal by special resolution to amend the Charter, in the form set forth in Annex A to the accompanying Proxy Statement, to provide for the right of a holder of the Class B ordinary shares of the Company, par value $0.0001 per share, which we refer to as the “Founder Shares” or “Class B ordinary shares,” to convert their Class B ordinary shares into Class A ordinary shares of the Company, par value $0.0001 per share, which we refer to as the “public shares” or “Class A ordinary shares,” and together with the Class B ordinary shares, the “ordinary shares,” on a one-for-one basis prior to the closing of an initial business combination at the election of the holder, which we refer to as the “Founder Shares Amendment” and such proposal, the “Founder Share Amendment Proposal” and, together with the Extension Proposal and the Redemption Limitation Proposal, the “Charter Amendment Proposals” and the corresponding amendments to the Charter, the “Charter Amendments”;

•
a proposal by special resolution, in the form set forth in Annex A to the accompanying Proxy Statement, to approve the detachment and cancellation of the contingent right attached to each non-redeemed Class A ordinary share sold in our initial public offering (our “IPO”), which right entitles the holder of such Class A ordinary share to receive at least one-fourth of one redeemable warrant following the business combination redemption time (the “distributable redeemable warrants”), which we refer to as the “Contingent Right Proposal”; and
•
a proposal by ordinary resolution, in the form set forth in Annex A to the accompanying Proxy Statement, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposals, or the Contingent Right Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Charter Amendment Proposals or the Contingent Right Proposal.

Each of the Charter Amendment Proposals, the Contingent Right Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. The Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Contingent Right Proposal are cross-conditioned on the approval of the Extension Proposal. The Extension Proposal and the Adjournment Proposal are not conditioned on the approval of any other proposal.
The purpose of the Extension Proposal and, if necessary, the Adjournment Proposal, is to allow us to complete a business combination. The Company’s board of directors (the “Board” or “Board of Directors”) currently believes that there will not be sufficient time to complete a business combination within the time provided in its current Charter. Accordingly, the Board has determined that it is in the best interests of the Company’s shareholders to extend the outside date as provided in the Extension Proposal.
The sole purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation. The Board believes that it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions and consummate an initial business combination irrespective of the Redemption Limitation.
The sole purpose of the Founder Share Amendment Proposal is to provide the holders of the Class B ordinary shares with flexibility to assist the Company in retaining investors. Notwithstanding the conversion, the Sponsors will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A ordinary shares. Approval of the Charter Amendment Proposals and, if necessary, the Adjournment Proposal is a condition to the implementation of the Charter Amendments.
The purpose of the Contingent Right Proposal is to optimize the Company’s capital structure to make it more attractive to a potential target business.
In the event that we enter into a definitive agreement for an initial business combination prior to the Extraordinary General Meeting, we will issue a press release and file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) announcing the proposed business combination. If the Extension Proposal is approved and implemented, we intend to complete a business combination as soon as possible and in any event within twelve months from the first extension payment made in accordance with the terms of the Extension Proposal (the “Termination Date”).
In connection with the Extension Proposal, public shareholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding Class A ordinary shares issued in our IPO and which election we refer to as the “Election,” regardless of whether such public shareholders vote on the Extension Proposal. Any redemptions by the Company as a result of an Election shall be conditioned on the approval of the Extension Proposal by the requisite vote of shareholders and implementation of the Extension by the Company.
If the Extension Proposal is approved and the Contingent Right Proposal is not approved, immediately after the initial business combination redemption time and immediately prior to the closing of our initial business combination, we will effect a pro-rata distribution to our public shareholders of distributable redeemable warrants, as described in our Annual Report on Form 10-K filed with the SEC on March 5, 2025. Public shareholders who elect not to redeem some or all of their shares in connection with this proxy solicitation, and on any later redemption date, would be entitled to their pro rata portion of the distributable redeemable warrants upon such distribution. The aggregate amount of distributable redeemable warrants available for distribution would remain unchanged. Therefore, any redemption requests made in connection with the Extension Proposal and the initial business combination would increase the pro rata share of distributable redeemable warrants to be distributed to each public shareholder with respect to any shares not redeemed by such shareholder. Notwithstanding the conversion of the Founder Shares to Class A ordinary shares that may occur if the Founder Shares Amendment Proposal is approved, none of the former Founder Shares will be entitled to receive any distributable redeemable warrants upon a distribution.
We cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[      ] million that was in the Trust Account as of [      ], 2025, the record date. Any redemptions by the Company as a result of an Election shall be conditioned on the approval of the Extension Proposal by the requisite vote of shareholders and implementation of the Extension by the Company.
If the Extension Proposal is approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to the shareholders, subject to any limitations set forth in the Charter as amended by the Charter Amendments. In addition, if the Extension Proposal is approved, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Termination Date.
Our current Sponsors beneficially own an aggregate of 4,126,215 Founder Shares and Jin-Goon Kim, the Chairman of our Board of Directors and the manager of the manager of our former sponsor, TLGY Sponsors LLC, beneficially owns 981,552 Founder Shares. Our Sponsors, the former sponsor, and all of our directors and officers are expected to vote any ordinary shares owned by them in favor of each of the proposals presented at the Extraordinary General Meeting. On the record date, our Sponsors, former sponsor and our directors and officers beneficially owned and were entitled to vote an aggregate of 5,107,767 Founder Shares, representing approximately 54% of the Company’s issued and outstanding ordinary shares. In addition, our current Sponsors own an aggregate of 3,940,825 private placement warrants, which we refer to as the “Private Placement Warrants,” that were purchased from the former sponsor, and the former sponsor owns 7,318,675 Private Placement Warrants. In the event of a liquidation, our Sponsors, former sponsor, officers and directors, and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.
To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent prior to [    ] [a.]/[p.]m. Eastern time on [    ], 2025. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares.
The Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[   ] at the time of the Extraordinary General Meeting. The Company’s units, public shares and warrants included as part of the units (the “public warrants”) were delisted from trading on The Nasdaq Stock Market LLC (“Nasdaq”) in December 2024. Since then, our units, Class A ordinary shares and public warrants have been traded on the over-the-counter market and quoted on the OTCPINK. Because we are quoted on the OTCPINK, our securities may be less liquid, receive less coverage by security analysts and news media, and generate lower prices than might otherwise be obtained if they were listed on a national securities exchange. As such, we cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
If the Extension Proposal is not approved and we do not consummate a business combination by the Termination Date, in accordance with the Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination before the Termination Date.
There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsors will not receive any monies held in the Trust Account as a result of its aggregate ownership of 4,126,215 Founder Shares and 3,940,825 Private Placement Warrants that were purchased from the former sponsor. As a consequence, a liquidating distribution will be made only with respect to the public shares. If the Company liquidates, the Sponsors have agreed that they will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked our Sponsors to reserve for such indemnification obligations, nor have we independently verified whether our Sponsors have sufficient funds to satisfy its indemnity obligations. Therefore, we cannot assure you that our Sponsors would be able to satisfy those obligations. Based upon the amount in the Trust Account as of the record date, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[   ]. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $[   ], plus interest, due to unforeseen claims of creditors.
The amount in the Trust Account (less the aggregate nominal par value of the shares of our holders of public shares) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which a proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to enter into an insolvent liquidation, any distributions received by shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, we were unable to pay our debts as they fall due in the ordinary course of business. As a result, a liquidator could seek to recover some or all amounts received by our shareholders. Furthermore, our directors may be viewed as having breached their fiduciary duties to us or our creditors and/or may have acted in bad faith, thereby exposing themselves and the Company to claims, by paying public shareholders from the trust account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons. We and our directors and officers who knowingly and willfully authorized or permitted any distribution to be paid out of our share premium account while we were unable to pay our debts as they fall due in the ordinary course of business would be guilty of an offense and may be liable to a fine of $18,292.68 and to imprisonment for five years in the Cayman Islands.
If the Extension Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated November 30, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust

Account, including interest not previously franchise and income taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Termination Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination.
Our Board has fixed the close of business on [     ], 2025 as the date for determining the Company shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof (the “record date”). Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were [3,717,207] Class A ordinary shares and [5,750,000] Class B ordinary shares outstanding. The Company’s warrants do not have voting rights in connection with the Charter Amendment Proposals or the Adjournment Proposal.
This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.
We will pay for the entire cost of soliciting proxies from our working capital. We have engaged [            ] (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay the Proxy Solicitor a fee of $[   ]. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Charter Amendments are approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.
By Order of the Board of Directors,

Jin-Goon Kim
Chairman of the Board of Directors

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.
Why am I receiving this Proxy Statement?
We are a blank check company incorporated in May 2021 as a Cayman Islands exempted company, for the purpose of effecting a merger, capital stock or share exchange, asset acquisition, stock or share purchase, reorganization or similar business combination with one or more businesses. On December 3, 2021, we consummated our IPO from which we derived gross proceeds of $200,000,000 in the aggregate and completed the private sales of Private Placement Warrants from which we derived gross proceeds of $10,659,500. On December 8, 2021, the Company consummated the closing of the sale of an additional 3,000,000 units pursuant to the underwriters’ exercise in full of their over-allotment option, from which we derived gross proceeds of $30,000,000, and also consummated the closing of the sale of an additional 600,000 Private Placement Warrants, from which we derived gross of $600,000. The amount in the Trust Account was initially $10.20 per public share. Like most blank check companies, the Charter provides for the return of our IPO proceeds held in trust to the holders of Class A ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated on or the Termination Date.
Under our current Charter, we have until April 16, 2025 to complete an initial business combination. While we are using our best efforts to complete a business combination as soon as practicable, we will not be able to complete a business combination by that time. Accordingly, the Board believes that making the Charter Amendments and approving the Contingent Right Proposal would be in the best interest of the shareholders and would also put the Company in a better position to complete a business combination.

What is being voted on?	You are being asked to vote on the following five proposals:

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a proposal by special resolution to amend the Charter, in the form set forth in Annex A to the accompanying Proxy Statement, to modify the monthly amount that CPC Sponsor Opportunities I, LP and CPC Sponsor Opportunities I (Parallel), LP , our sponsors (the “Sponsors” or “current Sponsors”) or their affiliates or designees must deposit into the Company’s trust account (the “Trust Account”) in order to extend the period of time to consummate an initial business combination by one month, up to twelve times (starting from the first date on which such modified extension payment is made), if requested by the Sponsors and accepted by the Company, from the lesser of $0.02 per outstanding share and $60,000 to the lesser of (x) $[          ] per outstanding share and (y) $[          ]. Any amount of the $60,000 paid in order to extend the period of time to consummate a business combination until April 16, 2025, which is paid but unused (due to an additional extension payment, based on the updated monthly amount, made prior to April 16, 2025) may be deducted, on a pro rata basis, from future extension payments, which we refer to as the “Extension,” and such proposal, the “Extension Proposal”;
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a proposal by special resolution to amend the Charter, in the form set forth in Annex A to the accompanying Proxy Statement, to remove (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets to be less than $5,000,001; and (ii) the limitation that the Company shall not redeem public shares (as defined below) in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions, which we refer to as the “Redemption Limitation,” and such proposal the “Redemption Limitation Amendment Proposal”;

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a proposal by special resolution to amend the Charter, in the form set forth in Annex A to the accompanying Proxy Statement, to provide for the right of a holder of the Class B ordinary shares of the Company, par value $0.0001 per share, which we refer to as the “Founder Shares” or “Class B ordinary shares,” to convert their Class B ordinary shares into Class A ordinary shares of the Company, par value $0.0001 per share, which we refer to as the “public shares” or “Class A ordinary shares,” and together with the Class B ordinary shares, the “ordinary shares,” on a one-for-one basis prior to the closing of an initial business combination at the election of the holder, which we refer to as the “Founder Shares Amendment Proposal” and, together with the Extension Proposal and the Redemption Limitation Proposal, the “Charter Amendment Proposals” and the corresponding amendments to the Charter, the “Charter Amendments”;

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a proposal by special resolution, in the form set forth in Annex A to the accompanying Proxy Statement, to approve the detachment and cancellation of the contingent right attached to each non-redeemed Class A ordinary share sold in our initial public offering, which right entitles the holder of such Class A ordinary share to receive at least one-fourth of one redeemable warrant following the business combination redemption time, which we refer to as the “Contingent Right Proposal;” and

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a proposal by special resolution, in the form set forth in Annex A to the accompanying Proxy Statement, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendments.

You are not being asked to vote on a business combination at this time. If the Extension Proposal is approved and implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Termination Date.
Why is the Company proposing the Extension Proposal?
Our Board has determined that it is in the best interests of our shareholders to approve the Charter Amendment Proposals, the Contingent Right Proposal and, if necessary, the Adjournment Proposal, and that such approvals would also put the Company in a better position to complete a business combination. While we are using our best efforts to complete a business combination as soon as practicable, the Board believes that approval of the Charter Amendment Proposals would allow the Company to be in a better position to consummate the business combination. Without the Charter Amendments, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a business combination on or before the Termination Date. If that were to occur, we would be precluded from completing a business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating a business combination.
If the Extension Proposal is approved and implemented, we intend to complete a business combination as soon as possible and in any event, on or before the Termination Date.
The Company believes that given its expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public shareholders an opportunity to consider a business combination. Accordingly, the Board is proposing the Charter Amendment Proposals to amend the Charter in the form set forth in Annex A.
If the Extension Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Termination Date.
If the Extension Proposal is approved and implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[          ] that was in the Trust Account as

of the record date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If the Extension Proposal is not approved and we do not consummate a business combination by the Termination Date, in accordance with the Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination before the Termination Date.
There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsors, former sponsor and our officers and directors and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Warrants.

Why is the Company proposing the Redemption Limitation Amendment Proposal?	The sole purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation. The Board believes that it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions and consummate an initial business combination irrespective of the Redemption Limitation.
Why is the Company proposing the Founder Share Amendment Proposal?	The sole purpose of the Founder Share Amendment Proposal is to provide the holders of the Class B ordinary shares with flexibility to assist the Company in retaining investors. Notwithstanding the conversion, the Sponsors will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A ordinary shares. Approval of the Extension Proposal and, if necessary, the Adjournment Proposal is a condition to the implementation of the Charter Amendments.

Why is the Company proposing the Contingent Right Proposal?	The Board has determined that is in the best interests of our shareholders that the Contingent Right Proposal be obtained to optimize the Company’s capital structure to make it more attractive to a potential target business
Why is the Company proposing the Adjournment Proposal?	If any of the Charter Amendment Proposals or the Contingent Right Proposal are not approved, the Chairman may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of such proposals. If the Adjournment Proposal is not approved, the Chairman may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposals or the Contingent Right Proposal.
Why should I vote “FOR” each of the Charter Amendment Proposals?
The Board believes that it is in the best interests of our shareholders that the Charter Amendments be obtained to put the Company in a better position to complete a business combination.
Without the Extension Proposal, we believe that there is substantial risk that we might not, despite our best efforts, be able to complete a business combination on or before the Termination Date. If that were to occur, we would be precluded from completing a business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating a business combination.
With the Redemption Limitation Amendment Proposal, we will allow the Company to redeem public shares and consummate an initial business combination, irrespective of the Redemption Limitation (which limitation will no longer exist).
With the Founder Share Amendment, the Company has further flexibility to retain shareholders. Notwithstanding the conversion, the Sponsors will not be entitled to receive any monies held in the Trust Account as a result of its ownership of any Class A ordinary shares.
We believe that given our expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public shareholders an opportunity to consider a business combination and that it is in the best interests of our shareholders that we obtain the Charter Amendments. In the event that we enter into a definitive agreement for a business combination prior to the Extraordinary General Meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination.
Our Board recommends that you vote “FOR” each of the Charter Amendment Proposals.

Why should I vote “FOR” the Contingent Right Proposal?
Our Board believes that it is in the best interests of our shareholders that the Contingent Right Proposal be obtained to optimize the Company’s capital structure. This would make the Company more attractive to a potential target business and put the Company in a better position to complete a business combination.
Our Board recommends that you vote “FOR” the Contingent Right Proposal.

Why should I vote “FOR” the Adjournment Proposal?
If the Adjournment Proposal is not approved by our shareholders, our Chairman may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposals or the Contingent Right Proposal.
Notwithstanding shareholder approval of the Charter Amendment Proposals or the Contingent Right Proposal, our Board will retain the right to not implement the Charter Amendments or the cancellation of the contingent rights at any time without any further action by our shareholders.

How do the Company insiders intend to vote their shares?
The Sponsors, the former sponsor and all of our directors and officers are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposals, the Contingent Right Proposal and, if necessary, the Adjournment Proposal.
Currently, our Sponsors, former sponsor and our officers and directors own approximately 54% of our issued and outstanding ordinary shares, including 5,107,767 Founder Shares. Our Sponsors, former sponsor and our officers and directors do not intend to purchase ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Charter Amendments.

What vote is required to adopt the proposals?
Approval of each of the Charter Amendment Proposals require a special resolution under the Companies Act, which requires the affirmative vote of the holders of a majority of at least two-thirds of our ordinary shares who attend and vote at the Extraordinary General Meeting, including the Founder Shares. Notwithstanding shareholder approval of the Charter Amendment Proposals, our Board will retain the right to not implement the Charter Amendments at any time without any further action by our shareholders.
Approval of the Contingent Right Proposal requires the affirmative vote of a majority of not less than two-thirds of the votes cast by the holders of Class A ordinary shares at the Extraordinary General Meeting and will be passed as a special resolution under the Companies Act. The holders of the Founder Shares are not entitled to vote on this proposal.

The approval of the Adjournment Proposal will require the affirmative vote by ordinary resolution of the majority of the votes cast by shareholders represented in person or by proxy.
What if I don’t want to vote “FOR” the Charter Amendment Proposals, the Contingent Right Proposal and/or the Adjournment Proposal?	If you do not want the Charter Amendment Proposals, the Contingent Right Proposal or the Adjournment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” these proposals. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Charter Amendments. If the Extension Proposal is approved, and the Charter Amendments are implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.
What happens if the Charter Amendment Proposals, the Contingent Proposal and/or the Adjournment Proposal are not approved?
The Charter Amendments will not be effective if our shareholders do not approve the Charter Amendment Proposals.
If the Extension Proposal is not approved and we have not consummated a business combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination before the Termination Date.
There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.
In the event of a liquidation, our Sponsors, former sponsor and our officers and directors and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or Private Placement Warrants.

If the Extension Proposal is approved and the Contingent Right Proposal is not approved, immediately after the initial business combination redemption time and immediately prior to the closing of our initial business combination, we will effect a pro-rata distribution to our public shareholders of distributable redeemable warrants, as described in our Annual Report on Form 10-K filed with the SEC on March 5, 2025. Public shareholders who elect not to redeem some or all of their shares in connection with this proxy solicitation, and on any later redemption date, would be entitled to their pro rata portion of the distributable redeemable warrants upon such distribution. The aggregate amount of distributable redeemable warrants available for distribution would remain unchanged. Therefore, any redemption requests made in connection with the Extension Proposal and the initial business combination would increase the pro rata share of distributable redeemable warrants to be distributed to each public shareholder with respect to any shares not redeemed by such shareholder. Notwithstanding the conversion of the Founder Shares to Class A ordinary shares that may occur if the Founder Shares Amendment Proposal is approved, none of the former Founder Shares will be entitled to receive any distributable redeemable warrants upon a distribution.
If the Adjournment Proposal is not approved, the Chairman may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposals or the Contingent Right Proposal.
If the Charter Amendment Proposals and the Contingent Right Proposal are approved, what happens next?
If the Charter Amendment Proposals are approved, we will continue to attempt to consummate a business combination until the Termination Date. We are actively searching for potential business combinations and expect to seek shareholder approval of a business combination in the future. If shareholders approve a business combination, we expect to consummate a business combination as soon as possible following such shareholder approval. Because we have only a limited time to complete our initial business combination, even if we are able to effect the Charter Amendments, our failure to obtain any required regulatory approvals in connection with a business combination or to resolve certain ongoing investigations within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $[          ] per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.
If the Extension Proposal is approved and implemented, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsors, our directors and our officers as a result of their ownership of the Founder Shares and Private Placement Warrants.

If the Contingent Right Proposal is approved, the contingent right attached to each non-redeemed Class A ordinary share sold in our IPO, which right entitles the holder of such Class A ordinary share to receive at least one-fourth of one redeemable warrant following the business combination redemption time, will be cancelled.
Notwithstanding shareholder approval of the Charter Amendment Proposals and the Contingent Right Proposal, our Board will retain the right to not implement the Charter Amendments or the cancellation of the contingent rights at any time without any further action by our shareholders.

What happens to the Company’s warrants if the Charter Amendment Proposals and Contingent Right Proposal are not approved?	If the Charter Amendment Proposals are not approved and we have not consummated a business combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination before the Termination Date.
If the Extension Proposal is approved and the Contingent Right Proposal is not approved, immediately after the initial business combination redemption time and immediately prior to the closing of our initial business combination, we will effect a pro-rata distribution to our public shareholders of distributable redeemable warrants, as described in our Annual Report on Form 10-K filed with the SEC on March 5, 2025. Public shareholders who elect not to redeem some or all of their shares in connection with this proxy solicitation, and on any later redemption date, would be entitled to their pro rata portion of the distributable redeemable warrants upon such distribution. The aggregate amount of distributable redeemable warrants available for distribution would remain unchanged. Therefore, any redemption requests made in connection with the Extension Proposal and the initial business combination would increase the pro rata share of distributable redeemable warrants to be distributed to each public shareholder with respect to any shares not redeemed by such shareholder. Notwithstanding the conversion of the

Founder Shares to Class A ordinary shares that may occur if the Founder Shares Amendment Proposal is approved, none of the former Founder Shares will be entitled to receive any distributable redeemable warrants upon a distribution.
What happens to the Company’s warrants if the Charter Amendment Proposals and Contingent Right Proposals are approved?	If the Charter Amendment Proposals and Contingent Right Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Termination Date. The public warrants will remain outstanding and only become exercisable until the later of 30 days after the completion of our initial business combination and 12 months from the closing of our IPO, provided in each case we have an effective registration statement under the Securities Act covering Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).
Am I able to exercise my redemption rights in connection with a business combination?	If you do not make an Election in connection with the Extraordinary General Meeting and are a holder of ordinary shares as of the close of business on the record date for a meeting held to seek shareholder approval of a business combination, you will be able to vote on a business combination. So long as you do not make an Election at the Extraordinary General Meeting, voting against the proposals at the Extraordinary General Meeting will not affect your right to elect to redeem your public shares in connection with a business combination, subject to any limitations set forth in the Charter (including the requirement to submit any request for redemption in connection with a business combination at least two business days prior to the Extraordinary General Meeting of shareholders to vote on a business combination). If you disagree with a business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the shareholder vote to approve a business combination, subject to any limitations set forth in the Charter.
How do I attend the meeting?
You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, or email proxy@continentalstock.com.
Shareholders will also have the option to listen to the Extraordinary General Meeting by telephone by calling:
Within the U.S. and Canada: [         ] (toll-free)

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Outside of the U.S and Canada: [         ]

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(standard rates apply)

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The passcode for telephone access: [          ]. You will not be able to vote or submit questions unless you register for and log in to the Extraordinary General Meeting webcast as described herein.

The Extraordinary General Meeting may also be attended in person at the offices of Perkins Coie LLP, 1155 Avenue of the Americas, New York, New York 10036. Each shareholder may be asked to present valid photo identification, such as a driver’s license or passport.

How do I change or revoke my vote?
You may change your vote by e-mailing a later-dated, signed proxy card to [         ], so that it is received by us prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Extraordinary General Meeting.
Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?	Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and count abstentions. Each of the Charter Amendment Proposals must be approved by special resolution by the affirmative vote of the holders of a majority of at least two-thirds of our ordinary shares who attend and vote at the Extraordinary General Meeting, including the Founder Shares, voting together as a single class. Accordingly, a Company shareholder’s failure to vote by proxy or to vote online at the Extraordinary General Meeting or an abstention with respect to the Extension Proposal, Redemption Limitation Amendment Proposal or the Founder Share Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.
The approval of the Contingent Right Proposal requires the affirmative vote by special resolution of a majority of not less than two-thirds of the votes cast by the holders of Class A ordinary shares at the Extraordinary General Meeting. The holders of the Founder Shares are not entitled to vote on this proposal. Accordingly, a Class A shareholder’s failure to vote by proxy or to vote online at the Extraordinary General Meeting or an abstention with respect to the Contingent Right Proposal will have the same effect as a vote

“AGAINST” such proposal.
The approval of the Adjournment Proposal requires the affirmative vote by ordinary resolution of the majority of the votes cast by shareholders represented in person or by proxy.
Accordingly, a Company shareholder’s failure to vote by proxy or to vote online at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.
Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.
What is a quorum requirement?
A quorum of shareholders is necessary to hold a valid meeting. Holders of one-third of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy, constitute a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Extraordinary General Meeting.

Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting. As of the record date for the Extraordinary General Meeting, [ ] shares of our ordinary shares would be required to achieve a quorum.
Who can vote at the Extraordinary General Meeting?
Only holders of record of our ordinary shares at the close of business on [               ] are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements thereof. On this record date, [3,717,207] Class A ordinary shares and [5,750,000] Class B ordinary shares were outstanding and entitled to vote.
Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote online at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Charter Amendment Proposals, the Contingent Right Proposal and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that each of the Charter Amendment Proposals and the Contingent Right Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” each of the Charter Amendment Proposals, the Contingent Right Proposal and the Adjournment Proposal.
What interests do the Company’s Sponsors, directors and officers have in the approval of the proposals?	Our Sponsors, former sponsor and our officers and directors have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of 5,107,767 Founder Shares and 11,259,500 Private Placement Warrants (purchased for a nominal amount), which would expire worthless if a business combination is not consummated. See the section entitled “The Extension Proposal — Interests of our Sponsors, former sponsor and our officers and directors.”

Do I have appraisal rights if I object to the Charter Amendment Proposals or Contingent Right Proposal?	Our shareholders do not have appraisal rights in connection with the Charter Amendment Proposals or the Contingent Right Proposal.
What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.
How do I vote?
If you are a holder of record of our ordinary shares, you may vote online at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote online if you have already voted by proxy.
If your shares of our ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my Class A ordinary shares?
If the Extension Proposal is approved and implemented, each of our public shareholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve a proposed business combination, or if we have not consummated a business combination by the Termination Date.
In order to exercise your redemption rights, you must, prior to [          ] [a.]/[p].m. Eastern time on [          ], 2025, tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company 1 State Street Plaza, 30th Floor New York, New York 10004 Attn: SPAC Redemptions E-mail: spacredemptions@continentalstock.com

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.
Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged [ ] (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay the Proxy Solicitor a fee of $[ ]. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Charter Amendments are approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.
Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, [ ], at [ ] (toll free) or by email at [ ]. You may also contact us at: TLGY Acquisition Corporation, mail@tlgyacquisition.com.
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
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Our ability to complete a business combination;

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The anticipated benefits of a business combination;

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the volatility of the market price and liquidity of our securities;

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the use of funds not held in the Trust Account; and

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the competitive environment in which our successor will operate following a business combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 5, 2025 and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 5, 2025, the final prospectus for our initial public offering filed with the SEC on December 3, 2021, and in the other reports we file with the SEC. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension Proposal or any of the other proposals presented at the Extraordinary General Meeting will enable us to complete a business combination.
Approving the Extension Proposal and the other proposals presented at the Extraordinary General Meeting involves a number of risks. Even if all of the proposals, including the Extension Proposal, are approved, the Company can provide no assurances that a business combination will be consummated prior to the Termination Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Proposal is approved, the Company expects to continue to actively search for potential business combinations and seek shareholder approval of a business combination in the future.
We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Extension Proposal or a business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Proposal and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial business combination, and results of operations.
We are subject to laws and regulations enacted by national, regional and local governments. In particular, we will be required to comply with certain SEC and other legal requirements and numerous complex tax laws. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial business combination, and results of operations.
On January 24, 2024, the SEC adopted a series of rules relating to SPACs (the “SPAC Rules”) requiring, among other items, (i) additional disclosures relating to SPAC business combination transactions; (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and de-SPAC transactions; (iii) the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; and (iv) both the SPAC and the target company’s status as co-registrants on de-SPAC registration statements.
In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals.

Compliance with the SPAC Rules and related guidance may increase the costs of and the time needed to negotiate and complete an initial business combination and may constrain the circumstances under which we could complete an initial business combination.
If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination.
As described in the risk factor above entitled “Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial business combination, and results of operations,” the SEC’s adopting release with respect to the SPAC Rules provided guidance describing the extent to which SPACs could become subject to regulation under the Investment Company Act and the regulations thereunder. Whether a SPAC is an investment company will be a question of facts and circumstances. We can give no assurance that a claim will not be made that we have been operating as an unregistered investment company.
If we are deemed to be an investment company under the Investment Company Act, we may have to change our operations, wind down our operations, or register as an investment company under the Investment Company Act. Our activities may be restricted, including:
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restrictions on the nature of our investments; and

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restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial business combination.

In addition, we may have imposed upon us burdensome requirements, including:
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registration as an investment company;

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adoption of a specific form of corporate structure; and

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reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business will be to identify and complete a business combination and thereafter to operate the post-transaction business or assets for the long term. We do not intend to spend a considerable amount of time actively managing the assets in the trust account for the primary purpose of achieving investment returns. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.
We do not believe that our anticipated principal activities will subject us to the Investment Company Act. To this end, the proceeds held in the trust account have only been held as United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations or cash, including in demand deposit accounts at a bank; the holding of these assets in this form is intended to be temporary and for the sole purpose of facilitating the intended business combination and may at any time be held as cash or cash items, including in demand deposit accounts at a bank. Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. An investment in our securities is not intended for persons who are seeking a return on investments in government securities or investment securities. The trust account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any public shares properly submitted in connection with an amendment of our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to provide for the redemption of our public shares in connection with an initial business combination or to redeem 100% of our public shares if we have not consummated our initial business combination within the completion window or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within the completion window, our return of the funds held in the trust account to our public shareholders as part of our redemption of the public shares. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act.
Further, under the subjective test of a “investment company” pursuant to Section 3(a)(1)(A) of the Investment Company Act, even if the funds deposited in the trust account were invested in the assets discussed above (U.S. government securities or money market funds registered under the Investment Company Act), such assets, other than cash, are “securities” for purposes of the Investment Company Act and, therefore, nevertheless, there is a risk that we could be deemed an unregistered investment company and subject to the Investment Company Act at any time.
If we were deemed to be an investment company for purposes of the Investment Company Act, we would need to register as such under the Investment Company Act and compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete a business combination. We may also be forced to abandon our efforts to complete an initial business combination, and instead be required to liquidate the Trust Account. In which case, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our securities following such a transaction, and our warrants would expire worthless.
Since the Sponsors and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Extraordinary General Meeting.
There will be no distribution from the Trust Account with respect to the Founder Shares or the Company’s warrants, which will expire worthless in the event of our winding up. As a consequence, a liquidating distribution will be made only with respect to the public shares. Our current Sponsors beneficially own an aggregate of 4,126,215 Founder Shares and Jin-Goon Kim, the Chairman of our Board of Directors and the manager of the manager of our former sponsor, TLGY Sponsors LLC, beneficially owns 981,552 Founder Shares. In addition, our current Sponsors own an aggregate of 3,940,825 Private Placement Warrants and the former sponsor owns 7,318,675 Private Placement Warrants. All of such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and therefore, all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our ordinary shares experience a negative rate of return, due to having initially purchased the Founder Shares for a nominal amount. Our Sponsors, former sponsor and our directors and officers may therefore have interests different from, or in addition to, your interests as a shareholder in connection with the proposals at the Extraordinary General Meeting. See “The Extension Proposal — Interests of our Sponsors, former sponsor and our officers and directors” for additional information with respect to potential conflicts of interest.
We may not be able to complete an initial business combination since such initial business combination may be subject to regulatory review and approval requirement, including foreign investment regulations and review by government entities such as the Committee on Foreign Investment in the United States (“CFIUS”), or may be ultimately prohibited.
Our initial business combination may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, CFIUS has authority to review direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. In the case that CFIUS determines an investment to be a threat to national security, CFIUS has the power to unwind or place restrictions on the investment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on - among other factors - the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. CFIUS’s expanded jurisdiction under the Foreign Investment Risk Review Modernization Act of 2018 and implementing regulations that became effective on February 13, 2020 further includes investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”
Our current Sponsors are limited partnerships incorporated in the State of Delaware. Our current Sponsors are “controlled” for CFIUS purposes by Edward Tsun-Wei Chen, who is the Managing Partner of Carnegie Park Capital LLC (“CPC”), which is the manager of the current Sponsors. Mr. Chen is a U.S. person. In addition, Jin-Goon Kim, our Chairman, is a U.S. person and the sole manager of TLGY Holdings LLC, a Cayman Islands limited liability company, which is the manager of our former sponsor. TLGY Holdings LLC is held by a Cayman Islands limited liability company, which is held by a Hong Kong limited liability company whose ultimate beneficiary and controlling shareholder is a non-U.S. person. Additionally, non-voting preferred interests in the former sponsor have been issued to certain shareholders, some of whom are non-U.S. persons.
While we do not believe that our current Sponsors or former sponsor are “foreign persons” as defined in the CFIUS regulations, it is possible that non-U.S. persons could be involved in our initial business combination (e.g., as existing shareholders of a target company or as PIPE investors), which may increase the risk that our initial business combination becomes subject to regulatory review, including review by CFIUS. As such, an initial business combination with a U.S. business or foreign business with U.S. subsidiaries that we may wish to pursue may be subject to CFIUS review.
If a particular proposed initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to block or delay our proposed initial business combination, impose conditions with respect to such initial business combination or request the President of the United States to order us to divest all or a portion of the U.S. target business of our initial business combination that we acquired without first obtaining CFIUS approval, which may limit the attractiveness of, delay or prevent us from pursuing certain target companies that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have any foreign ownership issues. In addition, certain federally licensed businesses may be subject to rules or regulations that limit foreign ownership.
The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate our initial business combination within the applicable time period required under our amended and restated memorandum and articles of association, including as a result of extended regulatory review of a potential initial business combination, we will, as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares for a pro rata portion of the funds held in the Trust Account, subject to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment. Additionally, our warrants may be worthless.
Since our securities are no longer traded on a national securities exchange, our securities will in all likelihood be thinly traded and as a result you may be unable to sell at or near ask prices or at all if you need to liquidate your securities.
On December 9, 2024, Nasdaq suspended the trading of our units, Class A ordinary shares and public warrants. Following the suspension, our securities began trading on the over-the-counter market and are listed on the OTC Pink tier of the OTC Marketplace under the symbols “TLGUF,” “TLGYF” and “TLGWF,” respectively. As a result, we may face significant material adverse consequences, including:
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a limited availability of market quotations for our securities;

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reduced liquidity for our securities;

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a determination that our Class A ordinary shares are a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

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a limited amount of news and analyst coverage; and

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a decreased ability to issue additional securities or obtain additional financing in the future.

We cannot give you any assurance that a broader or more active public trading market for our securities will develop or be sustained.

THE EXTRAORDINARY GENERAL MEETING
Overview
Date, Time and Place.   The Extraordinary General Meeting of the Company’s shareholders will be held at [    ] a.m. Eastern Time on [      ], 2025 as a hybrid meeting. You will be able to attend, vote your shares and submit questions during the Extraordinary General Meeting via a live webcast available at [                 ]. If you plan to attend the virtual online Extraordinary General Meeting, you will need your 12-digit control number to vote electronically at the Extraordinary General Meeting. The meeting will be held virtually over the internet by means of a live audio webcast. The Extraordinary General Meeting may also be attended in person at the offices of Perkins Coie LLP, 1155 Avenue of the Americas, New York, NY 10036. Each shareholder may be asked to present valid photo identification, such as a driver’s license or passport. Only shareholders who own shares of our ordinary shares as of the close of business on the record date will be entitled to attend the meeting.
To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our ordinary shares.
If your shares are registered in your name with our transfer agent and you wish to attend the virtual meeting, go to [                 ], enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.
Beneficial shareholders who wish to attend the virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial shareholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the virtual meeting. After contacting our transfer agent, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial shareholders should contact our transfer agent no later than 72 hours prior to the meeting date.
Shareholders will also have the option to listen to the Extraordinary General Meeting by telephone by calling:
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Within the U.S. and Canada: [      ] (toll-free)

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Outside of the U.S. and Canada: [      ] (standard rates apply)

The passcode for telephone access: [      ]. You will not be able to vote or submit questions unless you register for and log in to the Extraordinary General Meeting webcast as described herein.
At the Extraordinary General Meeting, you will be asked to consider and vote on proposals to:
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Approve by way of special resolution, an amendment to the Company’s amended and restated memorandum and articles of association currently in effect, which we refer to as the “Charter,” in the form set forth in Annex A to the accompanying Proxy Statement, to modify the monthly amount that CPC Sponsor Opportunities I, LP and CPC Sponsor Opportunities I (Parallel), LP, our sponsors (the “Sponsors” or “current Sponsors”) or their affiliates or designees must deposit into the Company’s trust account (the “Trust Account”) in order to extend the period of time to consummate an initial business combination by one month, up to twelve times (starting from the first date on which such modified extension payment is made), if requested by the Sponsors and accepted by the Company, from the lesser of $0.02 per outstanding share and $60,000 to the lesser of (x) $[      ] per outstanding share and (y) $[      ]. Any amount of the $60,000 paid in order to extend the period of time to consummate a business combination until April 16, 2025, which is paid but unused (due to an additional extension payment, based on the updated monthly amount, made prior to April 16, 2025) may be deducted, on a pro rata basis, from future extension payments, which we refer to as the “Extension,” and such proposal, the “Extension Proposal;”

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Approve, by way of special resolution, an amendment to the Charter, in the form set forth in Annex A of the accompanying Proxy Statement, to remove (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets to be less than $5,000,001; and (ii) the limitation that the Company shall not redeem public shares (as defined below) in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions, which we refer to as the “Redemption Limitation,” and such proposal the “Redemption Limitation Amendment Proposal;”

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Approve, by way of special resolution, an amendment to the Charter, in the form set forth in Annex A of the accompanying Proxy Statement, to provide for the right of a holder of the Class B ordinary shares of the Company, par value $0.0001 per share, which we refer to as the “Founder Shares” or “Class B ordinary shares,” to convert their Class B ordinary shares into Class A ordinary shares of the Company, par value $0.0001 per share, which we refer to as the “public shares” or “Class A ordinary shares,” and collectively with the Class B ordinary shares, the “ordinary shares,” on a one-for-one basis at any time and from time to time at the election of the holder, which we refer to as the “Founder Shares Amendment Proposal” and, together with the Extension Proposal and the Redemption Limitation Proposal, the “Charter Amendment Proposals” and the corresponding amendments to the Charter, the “Charter Amendments;”

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Approve, by way of special resolution, in the form set forth in Annex A to the accompanying Proxy Statement, the detachment and cancellation of the contingent right attached to each non-redeemed Class A ordinary share sold in our initial public offering (our “IPO”), which right entitles the holder of such Class A ordinary share to receive at least one-fourth of one redeemable warrant following the business combination redemption time (the “distributable redeemable warrants”), which we refer to as the “Contingent Right Proposal;” and

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Approve, by way of ordinary resolution, in the form set forth in Annex A to the accompanying Proxy Statement, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposals or the Contingent Right Proposal, which we refer to as the “Adjournment Proposal.”

Voting Power; record date.   You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the Company’s Class A ordinary shares at the close of business on [      ], 2025, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each share of the Company’s ordinary shares you owned at that time. The Company’s warrants do not carry voting rights.
Votes Required.   Approval of each of the Charter Amendment Proposals requires the affirmative vote by special resolution of the holders of a majority of at least two-thirds of our ordinary shares who attend and vote at the Extraordinary General Meeting, including the Founder Shares.
Approval of the Contingent Right Proposal requires the affirmative vote by special resolution of a majority of not less than two- thirds of the votes cast by the holders of Class A ordinary shares at the Extraordinary General Meeting. The holders of the Founder Shares are not entitled to vote on this proposal.
Approval of the Adjournment Proposal requires the affirmative vote by ordinary resolution of the majority of the votes cast by shareholders represented in person or by proxy at the Extraordinary General Meeting.
Notwithstanding shareholder approval of the Charter Amendment Proposals and the Contingent Right Proposal, our Board will retain the right to not implement the Charter Amendments or the cancellation of the contingent rights at any time without any further action by our shareholders.
Your failure to vote or instruct your broker or bank how to vote will mean that your vote will not be counted as either “FOR” or “AGAINST” for the purposes of determining whether the requisite majority has been obtained to approve each of the Charter Amendment Proposals, the Contingent Right Proposal and the Adjournment Proposal and an abstention will mean that your vote will not be counted as either

“FOR” or “AGAINST” for the purposes of determining whether the requisite majority has been obtained to approve each of the Charter Amendment Proposals, the Contingent Right Proposal and the Adjournment Proposal.
At the close of business on the record date of the Extraordinary General Meeting, there were [      ] Class A ordinary shares and [      ] Class B ordinary shares outstanding, each of which entitles its holder to cast one vote per proposal.
If you do not want the Extension Proposal approved, you must abstain, not vote, or vote “AGAINST” the Extension Proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Proposal.
Proxies; Board Solicitation; Proxy Solicitor.   Your proxy is being solicited by the Board on the proposals being presented to shareholders at the Extraordinary General Meeting. The Company has engaged [      ] to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Extraordinary General Meeting if you are a holder of record of the Company’s ordinary shares. You may contact the Proxy Solicitor at [      ] (toll free) or by email at [      ].

THE EXTENSION PROPOSAL
Overview
The Company is proposing to amend its Charter to modify the monthly amount that our Sponsor or their affiliates or designees must deposit into the Trust Account in order to extend the period of time to consummate a business combination by one month, up to twelve times (starting from the first date on which such modified extension payment is made), if requested by the Sponsor and accepted by the Company, from the lesser of $0.02 per outstanding share and $600,000 to the lesser of (x) $[      ] per outstanding share and (y) $[      ]. Any amount of the $60,000 paid in order to extend the period of time to consummate a Business Combination until April 16, 2025, which is paid but unused (due to an additional extension payment, based on the updated monthly amount, made prior to April 16, 2025) may be deducted, on a pro rata basis, from future extension payments.
In the event that we enter into a definitive agreement for a business combination prior to the Extraordinary General Meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination.
If the Extension Proposal is not approved and we do not consummate a business combination by the Termination Date, in accordance with the Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination before the Termination Date.
The Board believes that given its expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public shareholders an opportunity to consider a business combination. Accordingly, the Board is proposing the Charter Amendment Proposal to amend the Charter in the form set forth in Annex A.
A copy of the proposed amendment to the Charter is attached to this Proxy Statement in Annex A.
Reasons for the Extension Proposal
Our Board has determined that it is in the best interests of our shareholders to approve the Extension Proposal and that such approval would also put the Company in a better position to complete a business combination. While we are using our best efforts to complete a business combination as soon as practicable, the Board believes that approval of the Extension Proposal would allow the Company to be in a better position to consummate the business combination. Without the Extension and the other Charter Amendments, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a business combination on or before the Termination Date. If that were to occur, we would be precluded from completing a business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating a business combination.
If the Extension Proposal is approved and implemented, we intend to complete a business combination as soon as possible and in any event, on or before the Termination Date.
In addition, the Company’s IPO prospectus and Charter provide that amending our Charter in this manner requires a special resolution under the Companies Act, which requires the affirmative vote by special resolution of the holders of a majority of at least two-thirds of our ordinary shares who attend and vote at a general meeting of the company, including the Founder Shares. Because we continue to believe that a business combination would be in the best interests of our shareholders, the Board has determined to seek shareholder approval to make the Charter Amendments.
If the Extension Proposal is Not Approved
Shareholder approval of the Extension Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will not implement the Extension unless our shareholders approve the Extension Proposal.
If the Extension Proposal is not approved and we do not consummate a business combination by the Termination Date, in accordance with the Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination before the Termination Date.
There will be no distribution from the Trust Account with respect to the Company’s warrants which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsors, former sponsors, directors and officers and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.
If the Extension Proposal is Approved
If the Extension Proposal is approved, the Company will continue to work to consummate a business combination by the Termination Date.
Notwithstanding shareholder approval of the Extension Proposal, our Board will retain the right to not implement the Extension and the other Charter Amendments at any time without any further action by our shareholders.
You are not being asked to vote on a business combination at this time. If the Extension Proposal is approved and implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Termination Date.
Redemption Rights
If the Extension Proposal is approved and implemented, each public shareholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension Proposal will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Termination Date.
If the Extension Proposal is approved and implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Charter Amendment

Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[     ] million held in the Trust Account as of the record date.
If the Extension Proposal is approved and the Contingent Right Proposal is not approved, immediately after the initial business combination redemption time and immediately prior to the closing of our initial business combination, we will effect a pro-rata distribution to our public shareholders of distributable redeemable warrants, as described in our Annual Report on Form 10-K filed with the SEC on March 5, 2025. Public shareholders who elect not to redeem some or all of their shares in connection with this proxy solicitation, and on any later redemption date, would be entitled to their pro rata portion of the distributable redeemable warrants upon such distribution. The aggregate amount of distributable redeemable warrants available for distribution would remain unchanged. Therefore, any redemption requests made in connection with the Extension Proposal and the initial business combination would increase the pro rata share of distributable redeemable warrants to be distributed to each shareholder with respect to any shares not redeemed by such public shareholder. Notwithstanding the conversion of the Founder Shares to Class A ordinary shares that may occur if the Founder Shares Amendment Proposal is approved, none of the former Founder Shares will be entitled to receive any distributable redeemable warrants upon a distribution.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE CHARTER AMENDMENT PROPOSAL, PRIOR TO [      ] [A.]/[P.]M. EASTERN TIME ON [      ], 2025. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A SHAREHOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER, AND ADDRESS IN ORDER TO VALIDLY REDEEM ITS PUBLIC SHARES.
In connection with tendering your shares for redemption, prior to [      ] [a.]/[p.]m. Eastern time on [      ], 2025, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemptions, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to [      ] [a.]/[p.]m. Eastern time on [      ], 2025 ensures that a redeeming holder’s election is irrevocable once the Extension Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the Extraordinary General Meeting.
Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to [   ] [a.]/[p.]m. Eastern time on [      ], 2025 will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and Extension Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendments. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares. The Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[      ] at the time of the Extraordinary General Meeting.
If you exercise your redemption rights, you will be exchanging your Class A ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to [      ] [a.]/[p.]m. Eastern time on [      ], 2025. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendments.
Vote Required for Approval
Approval of the Extension Proposal requires the affirmative vote by special resolution of the holders of a majority of at least two-thirds of our ordinary shares who attend and vote at the Extraordinary General Meeting, including the Founder Shares.
Interests of our Sponsors, former sponsor and our officers and directors
When you consider the recommendation of our Board, you should keep in mind that our Sponsors, former sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:
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the fact that our current Sponsors beneficially own an aggregate of 4,126,215 Founder Shares and Jin-Goon Kim, the Chairman of our Board of Directors and the manager of the manager of our former sponsor, TLGY Sponsors LLC, beneficially owns 981,552 Founder Shares. In addition, our current Sponsors own an aggregate of 3,940,825 Private Placement Warrants, that were purchased from the former sponsor, and the former sponsor owns 7,318,675 Private Placement Warrants. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to their Founder Shares and any public shares they may own, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our ordinary shares experience a negative rate of return, due to having initially purchased the Founder Shares for a nominal amount;

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the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsors have agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below the lesser of (i) $10.20 per public share and (ii) the actual per public share amount as is in the Trust Account on the liquidation date held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per share, by the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account (whether or not such waiver is enforceable) and, in the case of claims under our indemnity of the underwriters of the initial public offering, only against certain liabilities; and
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the fact that all of the current members of our Board are expected to continue to serve as directors at least through the date of the Extraordinary General Meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Additionally, if the Extension Proposal is approved and we consummate an initial business combination, our Sponsors, officers and directors may have additional interests as will be described in the proxy statement for a business combination.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION PROPOSAL.

THE REDEMPTION LIMITATION AMENDMENT PROPOSAL
Overview
The Company is proposing to amend its Charter to (i) eliminate the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemption and (ii) eliminate the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets to be less than $5,000,001.
A copy of the proposed amendments to the Charter is attached to this Proxy Statement in Annex A.
Consequences if the Redemption Limitation Amendment Proposal is Not Approved
Our Board believes the opportunity to consummate a business combination is in the best interests of the Company and its shareholders.
If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such (i) that those redemptions would cause the Company’s net tangible assets to be less than $5,000,001 following such redemption or (ii) that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of a business combination, the Charter would prevent the Company from being able to complete those redemptions or consummate an initial business combination even if all other conditions to closing are met.
Vote Required for Approval
Approval of the Redemption Limitation Amendment Proposal requires the affirmative vote by special resolution of the holders of a majority of at least two-thirds of our ordinary shares who attend and vote at the Extraordinary General Meeting, including the Founder Shares.
The Redemption Limitation Amendment Proposal is cross-conditioned on the approval of the Extension Proposal. Accordingly, even if the Redemption Limitation Amendment Proposal is approved, the Redemption Limitation Amendment will not be implemented if the Extension Proposal is not approved.
Notwithstanding shareholder approval of the Redemption Limitation Amendment Proposal, our Board will retain the right to not implement the Redemption Limitation Amendment and the other Charter Amendments at any time without any further action by our shareholders.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

THE FOUNDER SHARE AMENDMENT PROPOSAL
Overview
The Company is proposing to amend its Charter to allow the Company to provide for the right of a holder of the Company’s Class B ordinary shares to convert into Class A ordinary shares on a one-for-one basis at any point prior to the closing of an initial business combination at the election of the holder. Notwithstanding the conversion, the Sponsors will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A ordinary shares.
A copy of the proposed amendment to the Charter is attached to this Proxy Statement in Annex A.
Consequences if the Founder Share Amendment Proposal is Not Approved
If the Founder Share Amendment Proposal is not approved, the holders of Class B ordinary shares will not be able to convert Class B ordinary shares to Class A ordinary shares prior to the completion of an initial business combination. If the Founder Share Amendment Proposal is not approved, we believe it may reduce our flexibility in retaining investors.
Vote Required for Approval
Approval of the Founder Share Amendment Proposal requires the affirmative vote by special resolution of the holders of a majority of at least two-thirds of our ordinary shares who attend and vote at the Extraordinary General Meeting, including the Founder Shares.
The Founder Share Amendment Proposal is cross-conditioned on the approval of the Extension Proposal. Accordingly, even if the Founder Share Amendment Proposal is approved, the Founder Share Amendment will not be implemented if the Extension Proposal is not approved.
Notwithstanding shareholder approval of the Founder Share Amendment Proposal, our Board will retain the right to not implement the Founder Share Amendment and the other Charter Amendments at any time without any further action by our shareholders.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE FOUNDER SHARE AMENDMENT PROPOSAL.

THE CONTINGENT RIGHT PROPOSAL
Overview
The Company is proposing to detach and cancel the contingent rights to receive distributable redeemable warrants, which are currently attached to the non-redeemed Class A ordinary shares. The purpose of the Contingent Right Proposal is to optimize the Company’s capital structure to make it more attractive to a potential target business.
Consequences if the Contingent Right Proposal is Not Approved
If the Contingent Right Proposal is not approved, then we will effect a pro-rata distribution to our public shareholders of distributable redeemable warrants immediately after the initial business combination redemption time and immediately prior to the closing of our initial business combination. Public shareholders who elect not to redeem some or all of their shares in connection with this proxy solicitation, and on any later redemption date, would be entitled to their pro rata portion of the distributable redeemable warrants upon such distribution. The aggregate amount of distributable redeemable warrants available for distribution would remain unchanged. Therefore, any redemption requests made in connection with the Extension Proposal and the initial business combination would increase the pro rata share of distributable redeemable warrants to be distributed to each public shareholder with respect to any shares not redeemed by such shareholder. Notwithstanding the conversion of the Founder Shares to Class A ordinary shares that may occur if the Founder Shares Amendment Proposal is approved, none of the former Founder Shares will be entitled to receive any distributable redeemable warrants upon a distribution.
Vote Required for Approval
Approval of the Contingent Right Proposal requires the affirmative vote by special resolution of a majority of not less than two-thirds of the votes cast by the holders of Class A ordinary shares at the Extraordinary General Meeting. The holders of the Founder Shares are not entitled to vote on this proposal.
The Contingent Right Proposal is cross-conditioned on the approval of the Extension Proposal. Accordingly, even if the Contingent Right Proposal is approved, the detachment and cancellation of the distributable redeemable warrants will not be implemented if the Extension Proposal is not approved. Further, notwithstanding shareholder approval of the Contingent Right Proposal, our Board will retain the right to not implement the detachment and cancellation of the distributable redeemable warrants at any time without any further action by our shareholders.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE CONTINGENT RIGHT PROPOSAL.

THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Chairman to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposals. In no event will our Chairman adjourn the Extraordinary General Meeting beyond the Termination Date.
The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Charter Amendment Proposals or the Contingent Right Proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our Chairman may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposals.
Vote Required for Approval
The approval of the Adjournment Proposal requires must be passed as an ordinary resolution under the Companies Act, and therefore requires the affirmative vote of the majority of the votes cast by shareholders represented in person or by proxy at the Extraordinary General Meeting. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online at the Extraordinary General Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS
The following is a discussion of certain material U.S. federal income tax considerations for holders of our Class A ordinary shares with respect to the exercise of redemption rights in connection with the approval of the Charter Amendment Proposals. This discussion is limited to certain U.S. federal income tax considerations to beneficial owners of our Class A ordinary shares who hold such shares as a capital asset within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).
This discussion is a summary only and does not describe all of the tax consequences that may be relevant to you in light of your particular circumstances, including but not limited to the alternative minimum tax, the Medicare tax on certain net investment income and the different consequences that may apply if you are subject to special rules that apply to certain types of investors, including but not limited to:
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our Sponsors, founders, officers or directors;

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financial institutions or financial services entities;

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broker-dealers;

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governments or agencies or instrumentalities thereof;

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regulated investment companies;

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S corporations;

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real estate investment trusts;

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expatriates or former long-term residents of the United States;

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persons that actually or constructively own five percent or more (by vote or value) of our shares;

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insurance companies;

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dealers or traders subject to a mark-to-market method of accounting with respect to the securities;

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persons holding the securities as part of a “straddle,” constructive sale, hedge, conversion or other integrated or similar transaction;

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U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

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partnerships or other pass-through entities for U.S. federal income tax purposes and any beneficial owners of such partnerships;

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tax-exempt entities;

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controlled foreign corporations; and

•
passive foreign investment companies.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) or other pass-through entity holds our Class A ordinary shares, the U.S. federal income tax treatment of a partner in such partnership or equityholder in such pass-through entity generally will depend upon the status of the partner or equityholder, upon the activities of the partnership or other pass-through entity and upon certain determinations made at the partner or equityholder level. Accordingly, we urge partners in partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) to consult their tax advisors regarding the U.S. federal income tax considerations of the purchase, ownership and disposition of our securities by such partnership or pass-through entity.
This discussion is based on the Code, and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, which are subject to change, possibly on a retroactive basis, and changes to any of which subsequent to the date of this this Proxy Statement may affect the tax consequences described herein. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes (such as gift and estate taxes).
We have not sought, and will not seek, a ruling from the U.S. Internal Revenue Service (the “IRS”) as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion. You are urged to consult your tax advisor with respect to the application of U.S. federal tax laws to your particular situation, as well as any tax consequences arising under the laws of any state, local or foreign jurisdiction.
WE URGE HOLDERS OF OUR CLASS A ORDINARY SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.
U.S. Federal Income Tax Considerations to U.S. Holders
This section is addressed to Redeeming U.S. Holders (as defined below) of our Class A ordinary shares that elect to have their Class A ordinary shares of the Company redeemed for cash as described in the section entitled “The Extension Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a corporation (including other entity taxable as a corporation) organized in or under the laws of the United States, any state thereof or the District of Columbia;

•
an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

•
a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons (as defined in the Code) have authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under Treasury Regulations to be treated as a United States person.

Redemption of Class A Ordinary Shares
Subject to the PFIC rules discussed below, if a Redeeming U.S. Holder’s Class A ordinary shares are redeemed pursuant to the exercise of a shareholder redemption right or if we purchase a Redeeming U.S. Holder’s Class A ordinary shares in an open market transaction (in either case referred to herein as a “redemption”), for U.S. federal income tax purposes, such redemption will be subject to the following rules. If the redemption qualifies as a sale of the Class A ordinary shares under the Code, the tax treatment of such redemption will be as described under “— Taxation on the Disposition of Class A Ordinary Shares and Warrants” above. Whether a redemption of our shares qualifies for sale treatment will depend largely on the total number of our Class A ordinary shares treated as held by such Redeeming U.S. Holder before and after the redemption. The redemption of Class A ordinary shares generally will be treated as a sale or exchange of the Class A ordinary shares (rather than as a distribution) if the redemption (1) is “substantially disproportionate” with respect to a Redeeming U.S. Holder, (2) results in a “complete termination” of such holder’s interest in us or (3) is “not essentially equivalent to a dividend” with respect to such holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a Redeeming U.S. Holder must take into account not only our shares actually owned by such holder, but also our shares that are constructively owned by such holder. A Redeeming U.S. Holder may constructively own, in addition to our shares owned directly, shares owned by related individuals and entities in which such holder has an interest or that have an interest in such holder, as well as any shares such holder has a right to acquire by exercise of an option, which would generally include Class A ordinary shares which could be acquired pursuant to the exercise of a warrant.
In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by a Redeeming U.S. Holder immediately following the redemption of our Class A ordinary shares must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by such holder immediately before the redemption. Prior to our initial business combination the Class A ordinary shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable.
There will be a complete termination of a Redeeming U.S. Holder’s interest if either (1) all of our shares actually and constructively owned by such Redeeming U.S. Holder are redeemed or (2) all of our shares actually owned by such Redeeming U.S. Holder are redeemed and such holder is eligible to waive, and effectively waives, in accordance with specific rules, the attribution of shares owned by family members and such holder does not constructively own any other shares.
The redemption of the Class A ordinary shares will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of a Redeeming U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a Redeeming U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests are satisfied, then the redemption may be treated as a distribution with the tax effects described in the S-1 Registration Statement under “United States Federal Income Tax Considerations — Taxation of Distributions”. After the application of those rules, any remaining tax basis a Redeeming U.S. Holder has in the redeemed Class A ordinary shares will be added to the adjusted tax basis in such holder’s remaining Class A ordinary shares. If there are no remaining Class A ordinary shares, a Redeeming U.S. Holder should consult its own tax advisors as to the allocation of any remaining tax basis.
Redeeming U.S. Holders should consult with their own tax advisors regarding the tax consequences of an exercise of the redemption right, including regarding the reporting requirements applicable to certain Redeeming U.S. Holders.
Passive Foreign Investment Company Rules
A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if: (i) 75% or more of its gross income consists of passive income; or (ii) 50% or more of the average quarterly market value of its assets in that year are assets (including cash) that produce, or are held for the production of, passive income. For purposes of these calculations, if the corporation directly or indirectly owns at least 25% of the shares by value of another corporation, then it is treated as if it received directly its proportionate share of the income of such other corporation, and held its proportionate share of the assets of such other corporation. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.
Because our assets will consist predominantly of cash prior to our initial business combination, there is a substantial likelihood that we will be a PFIC for such periods, unless we qualify for a start-up exception under which a corporation will not be a PFIC for the first taxable year in which it has gross income (the “start-up year”), if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies to the IRS that it will not be a PFIC for either of the two taxable years following the start-up year; and (3) the corporation in fact is not a PFIC for either of those years. The application of the start-up exception to us is uncertain and may not be known as late as after the close of up to two taxable years following our start-up year. In addition, we may still meet one of the PFIC tests after the acquisition of a company or assets in a business combination, depending on the timing of the acquisition and the amount of our passive income and assets as well as the passive income and assets of the acquired business. If the company that we acquire in a business combination is a PFIC, then we will likely not qualify for the start-up exception and will be a PFIC for our current taxable year. Moreover, our actual PFIC status for our current taxable year or any future taxable year will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to our status as a PFIC for our current taxable year or any future taxable year.
If we are a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our Class A ordinary shares or warrants and, in the case of our Class A ordinary shares, the Redeeming U.S. Holder did not make either a timely qualified electing fund (“QEF”) election or a mark-to-market election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) Class A ordinary shares, as described below, such holder generally will be subject to special rules with respect to:
•
any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its Class A ordinary shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Redemption of Class A Ordinary Shares,” above); and

•
any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the Class A ordinary shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the Class A ordinary shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Redemption of Class A Ordinary Shares,” above.

Under these rules,
•
the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the Class A ordinary shares and warrants;

•
the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•
the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the special tax and interest charge rules described above in respect of our Class A ordinary shares (but not our warrants) by making a timely and valid QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. A Redeeming U.S. Holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.
A U.S. Holder may not make a QEF election with respect to warrants to acquire our Class A ordinary shares. As a result, if a U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized will generally be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the U.S. Holder held the warrants. If a U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired Class A ordinary shares (or has previously made a QEF election with respect to our Class A ordinary shares), the QEF election will apply to the newly acquired Class A ordinary shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired Class A ordinary shares (which will generally be deemed to have a holding period for purposes of the PFIC rules that includes the period the U.S. Holder held the warrants), unless the U.S. Holder makes a purging election. One type of purging election creates a deemed sale of such shares at their fair market value. Any gain recognized in this deemed sale will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of this election, the U.S. Holder will have additional tax basis (to the extent of any gain recognized on the deemed sale) and, solely for purposes of the PFIC rules, a new holding period in the Class A ordinary shares acquired upon the exercise of the warrants.
U.S. Holders are urged to consult their tax advisors as to the application of the rules governing purging elections to their particular circumstances (including a potential separate “deemed dividend” purging election that may be available if we are a controlled foreign corporation). The QEF election is made on a shareholder- by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC Annual Information Statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC Annual Information Statement from us. If we determine we are a PFIC for any taxable year prior to our initial business combination, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided or that we will timely provide such required information.
If a Redeeming U.S. Holder has made a QEF election with respect to our Class A ordinary shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or because of a purging election, as described above), any gain recognized on the sale of our Class A ordinary shares generally will be taxable as capital gain and no interest charge will be imposed under the PFIC rules. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of our earnings and profits, whether or not distributed for such taxable year. In such case, a subsequent distribution of such earnings and profits that were previously included in the Redeeming U.S. Holder’s income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules.
Although a determination as to our PFIC status will be made annually, if we are classified as a PFIC for any taxable year during which a Redeeming U.S. Holder holds our Class A ordinary shares or warrants, the Redeeming U.S. Holder will continue to be treated as holding shares in a PFIC for all succeeding years during which the Redeeming U.S. Holder holds our Class A ordinary shares or warrants, whether or not we meet the test for PFIC status in those subsequent years, unless we cease to be a PFIC and the Redeeming U.S. Holder makes a purging election with respect to the Class A ordinary shares or warrants. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our Class A ordinary shares, however, will not be subject to the special tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect of such shares for any taxable year of ours that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our Class A ordinary shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.
Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) Class A ordinary shares in us and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect of its Class A ordinary shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its Class A ordinary shares at the end of its taxable year over the adjusted basis in its Class A ordinary shares. Such a Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its Class A ordinary shares over the fair market value of its Class A ordinary shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). Such Redeeming U.S. Holder’s basis in its Class A ordinary shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the Class A ordinary shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.
The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the SEC, including Nasdaq, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our Class A ordinary shares under their particular circumstances.
If, at any time that we are treated as a PFIC, we have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.
A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, is generally required to file an IRS Form 8621 and provide such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.
The rules dealing with PFICs and with QEF, purging, and mark-to-market elections are complex and are affected by various factors in addition to those described above. Accordingly, Redeeming U.S. Holders of our Class A ordinary shares or warrants should consult their own tax advisors concerning the application of the PFIC rules to our Class A ordinary shares or warrants under their particular circumstances.
U.S. Federal Income Tax Considerations to Non-U.S. Holders
This section is addressed to Redeeming Non-U.S. Holders (as defined below) of our Class A ordinary shares that elect to have their Class A ordinary shares of the Company redeemed for cash as described in the section entitled “The Charter Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.
The redemption of a Non-U.S. Holder’s Class A ordinary shares generally will be treated either as a sale of the Class A ordinary shares or as a corporate distribution, as described under “U.S. Holders —  Redemption of Class A Ordinary Shares” above. The consequences to the Non-U.S. Holder of such a sale or deemed distribution would be as described above in the following two paragraphs.
Dividends (including constructive distributions treated as dividends) paid or deemed paid to a Redeeming Non-U.S. Holder in respect of our Class A ordinary shares generally will not be subject to U.S. federal income tax.

In addition, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain attributable to a sale or other disposition of our Class A ordinary shares or warrants (including a redemption or cashless exercise of warrants to the extent such disposition may otherwise be treated as taxable).
AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY SHAREHOLDER. WE ONCE AGAIN URGE YOU TO CONSULT WITH YOUR OWN TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN OR OTHER TAX LAWS) OF THE RECEIPT OF CASH IN EXCHANGE FOR SHARES IN CONNECTION WITH THE CHARTER AMENDMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the Company’s ordinary shares as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s ordinary shares, by:
•
each person known by us to be the beneficial owner of more than 5% of any class of our outstanding ordinary shares;

•
each of our executive officers and directors that beneficially owns ordinary shares; and

•
all our officers and directors as a group.

As of the record date, there were 3,717,207 Class A ordinary shares and 5,750,000 Class B ordinary shares issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.
	Class A Ordinary Shares		Class B Ordinary Shares		Approximate Percentage of Outstanding Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(1)	Approximate Percentage of Class
Sponsors
CPC Sponsor Opportunities 1, LP(2)	—	—	2,248,789	39.1%	23.8%
CPC Sponsor Opportunities 1 (Parallel), LP(3)	—	—	1,877,426	32.7%	19.8%
TLGY Sponsors LLC(4)	—	—	233,917	11.2%	6.8%
Officers and Directors
Jin-Goon Kim(4)	—	—	981,552	17.1%	10.4%
Young Cho	—	—	—	—	—
Kwong Cho Ho	—	—	—	—	—
Enrique Klix	—	—	—	—	—
Christina Favilla	—	—	—	—	—
Niraj Javeri	—	—	—	—	—
All officers and directors as a group (6 individuals)			981,552	17.1%	10.4%
Other 5% Holders
Mizuho Financial Group Inc.(5)	31,639	*	300,300	5.2%	3.5%
First Trust Capital Management L.P.(6)	334,549	9.0%	—	—	3.5%
Polar Asset Management, LLC(7)	200,000	5.4%	—	—	2.1%
Wolverine Asset Management, LLC(8)	365,828	9.8%	—	—	3.9%
Glazer Capital, LLC(9)	423,921	11.4%	—	—	4.5%
Westchester Capital Management, LLC(10)	519,000	13.4%	—	—	5.5%
Meteora Capital, LLC(11)	219,060	5.9%	—	—	2.3%

*
Less than one percent

(1)
Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment, as described in the section entitled “Description of Securities” in the prospectus for our IPO.

(2)
CPC Sponsor Opportunities 1, LP (“CPCSO”) directly owns 1,930,556 Class B ordinary shares and 318,233 Class B ordinary shares indirectly, through its ownership interest in the former sponsor. Carnegie Park Capital LLC (“CPC”) is the manager of

CPCSO and has investment and dispositive power over the shares held by the registered holder. Edward Tsun-Wei Chen is the Managing Partner of CPC and may be deemed to have voting and investment control with respect to the shares owned by CPCSO. The address of the Managing Partner of CPC is 200 East 94th Street, #2109, New York, New York 10128.
(3)
CPC Sponsor Opportunities 1 (Parallel), LP (“CPC Parallel”) directly owns 1,611,749 Class B ordinary shares and 265,677 Class B ordinary shares indirectly, through its ownership interest in the former sponsor. CPC is the manager of CPC Parallel and has investment and dispositive power over the shares held by the registered holder. Edward Tsun-Wei Chen is the Managing Partner of CPC and may be deemed to have voting and investment control with respect to the shares owned by CPC Parallel. The address of the Managing Partner of CPC is 200 East 94th Street, #2109, New York, New York 10128.

(4)
The former sponsor is the record holder of 233,917 Class B ordinary shares reported herein. TLGY Holdings LLC, which is the parent company of the former sponsor (“TLGY Holdings”) is the record holder of 408,083 Class B ordinary shares reported herein. The Kim Revocable Family Trust (“Kim Family Trust”) is the record holder of 339,552 Class B ordinary shares reported herein. Jin-Goon Kim is the manager of TLGY Holdings, which is the manager of the former sponsor, and has joint voting and investment discretion with respect to the shares held of record by the former sponsor. Jin-Goon Kim is the trustee of the Kim Family Trust and is among the beneficiaries of the trust. Accordingly, the shares held by the former sponsor, TLGY Holdings and the Kim Family Trust may be deemed to be beneficially owned by Jin-Goon Kim.

(5)
According to a Schedule 13G filed on February 14, 2025, on behalf of Mizuho Financial Group, Inc. The shares reported herein may include the Class B ordinary shares held by Mizuho, which have not yet been cancelled in accordance with the Mizuho Waiver. Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of the shares reported herein, which are directly held by Mizuho Securities USA LLC, their wholly-owned subsidiary. The business address of the foregoing entities is 1-5-5, Otemachi, Chiyoda-ku, Tokyo 100-8176, Japan.

(6)
According to a Schedule 13G filed on November 14, 2024, on behalf of First Trust Merger Arbitrage Fund (“VARBX”), First Trust Capital Management L.P. (“FTCM”), First Trust Capital Solutions L.P. (“FTCS”) and FTCS Sub GP LLC (“Sub GP”). VARBX, a series of Investment Managers Series Trust II, an investment company registered under the Investment Company Act of 1940. FTCM, an investment adviser registered with the SEC that provides investment advisory services to, among others, (i) series of Investment Managers Series Trust II, an investment company registered under the Investment Company Act of 1940, specifically First Trust Multi-Strategy Fund and VARBX, (ii) and Highland Capital Management Institutional Fund II, LLC, a Delaware limited liability company (collectively, the “Client Accounts”). FTCS, a Delaware limited partnership and control person of FTCM. Sub GP, a Delaware limited liability company and control person of FTCM. As investment adviser to the Client Accounts, FTCM has the authority to invest the funds of the Client Accounts in securities (including the Class A ordinary shares) as well as the authority to purchase, vote and dispose of securities, and may thus be deemed the beneficial owner of any Class A ordinary shares held in the Client Accounts. As of September 30, 2024, VARBX owned 326,924 Class A ordinary shares, while FTCM, FTCS and Sub GP collectively owned 334,549 Class A ordinary shares. FTCS and Sub GP may be deemed to control FTCM and therefore may be deemed to be beneficial owners of the Class A ordinary shares reported herein. No one individual controls FTCS or Sub GP. FTCS and Sub GP do not own any Class A ordinary shares for their own accounts. The business address of the foregoing entities is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606.

(7)
According to a Schedule 13G filed on November 14, 2024, on behalf of Polar Asset Management Partners Inc. The business address of the reporting person is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(8)
According to a Schedule 13G filed on October 16, 2024, on behalf of Wolverine Asset Management, LLC (“WAM”), Wolverine Holdings, L.P. (“Wolverine Holdings”), Wolverine Trading Partners, Inc. (“WTP”), Christopher L. Gust and Robert R. Bellick. WAM is an investment manager and has voting and dispositive power over the reported shares. The sole member and manager of WAM is Wolverine Holdings. Robert R. Bellick and Christopher L. Gust may be deemed to control WTP, the general partner of Wolverine Holdings. Each of Wolverine Holdings, Mr. Bellick, Mr. Gust, and WTP have voting and disposition power over the reported shares. The business address of the foregoing entities and individuals is c/o Wolverine Asset Management, LLC, 175 West Jackson Boulevard, Suite 340, Chicago, IL 60604.

(9)
According to a Schedule 13G filed on February 14, 2024, on behalf of Glazer Capital, LLC (“Glazer Capital”) and Paul J. Glazer. Mr. Glazer is the Managing Member of Glazer Capital. The business address each of these shareholders is 250 West 55th Street, Suite 30A, New York, New York 10019.

(10)
According to a Schedule 13G filed on February 14, 2024, on behalf of Westchester Capital Management, LLC (“Westchester”), a Delaware limited liability company, Virtus Investment Advisers, Inc. (“Virtus”), a Massachusetts corporation, and The Merger Fund (“MF”), a Massachusetts business trust. Virtus, a registered investment adviser, serves as the investment adviser to each of MF, The Merger Fund VL (“MF VL”) and Virtus Westchester Credit Event Fund (“CEF”). Westchester, a registered investment adviser, serves as sub-advisor to each of MF, MF VL, CEF, JNL Multi-Manager Alternative Fund (“JARB”) and Principal Funds, Inc. — Global Multi-Strategy Fund (“PRIN”, together with MF, MF VL, CEF and JARB, the “Funds”). The Funds directly hold the reported Class A ordinary shares for the benefit of the investors in those Funds. Mr. Roy Behren and Mr. Michael T. Shannon each serve as Co-Presidents of Westchester. The business address of Westchester is 100 Summit Drive, Valhalla, NY 10595. The business address of Virtus is One Financial Plaza, Hartford, CT 06103. The business address of MF is 101 Munson Street, Greenfield, MA 01301-9683.

(11)
According to a Schedule 13G filed on February 14, 2025, on behalf of Meteora Capital, LLC (“Meteora”) and Vik Mittal. Vik Mittal is the Managing Member of Meteora. The business address of each of the foregoing is 1200 N Federal Hwy, #200, Boca Raton FL 33432.

SHAREHOLDER PROPOSALS
If the Extension Proposal is approved, we anticipate that the 2025 annual meeting of shareholders will be held no later than December 31, 2025.
Our Charter provides notice procedures for shareholders to nominate a person as a director and to propose business to be considered by shareholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 120 calendar days before the date of the Company’s proxy statement release to the shareholders in connection with the previous year’s annual general meeting or, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the board of Directors with such deadline being a reasonable time before the Company begins to print and send its related proxy materials.
Prior to the consummation of a business combination, the Company may by ordinary resolution of the holders of its Class B ordinary shares appoint any person to be a director or may by ordinary resolution of the holders of the Class B ordinary shares remove any director. Prior to the consummation of a business combination, holders of Class A ordinary shares have no right to vote on the appointment or removal of any director.
HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
If the shares are registered in the name of the shareholder, the shareholder should contact us at mail@tlgyacquisition.com to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:
[           ]
Telephone: [           ]
E-mail: [           ]
You may also obtain these documents by requesting them via e-mail from the Company at mail@tlgyacquisition.com.
If you are a shareholder of the Company and would like to request documents, please do so by [   ], 2025, in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED AMENDMENT
TO THE AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF TLGY ACQUISITION CORPORATION
Proposal 1 — Extension Proposal
RESOLVED, as a special resolution, that text of Article 49.7 of the Amended and Restated Memorandum and Articles of Association of the Company currently in effect is hereby deleted and the following text inserted in substitution to read in full as follows:
In the event that the Company does not consummate a Business Combination within 15 months from the consummation of the IPO, the Company may extend by resolution of the Directors if requested by the Sponsors or their Affiliates up to nine times by an additional one month each time (the “First Extension”), subject in each case to the Sponsors or their affiliates or designees depositing for each month extension the lesser of $0.04 per share and $200,000 into the Trust Account (the “Original Extension Payment”), on the prior date of the applicable deadline, in accordance with the terms described in the prospectus relating to the IPO, or such later time as the Members may approve in accordance with the Articles. At any time during the First Extension period, the Company may further extend the time to consummate a business combination by one month, up to seven times (the “Second Extension”) (starting from the first date on which such Second Extension Payment (as defined below) is made and for the avoidance of doubt in which case the First Extension period and the Original Extension Payment will cease to apply), subject in each case to the Sponsors or their affiliates or designees depositing for each month extension the lesser of (x) $0.033 per share and (y) $110,000 into the Trust Account (the “Second Extension Payment”), on the prior date of the applicable deadline in respect of the Second Extension. Any Original Extension Payment paid in order to extend the period of time to consummate a Business Combination until November 3, 2023, which is paid but unused (due to an additional extension payment, based on the Second Extension Payment, made prior to November 3, 2023) may be deducted, on a pro rata basis, from future extension payments. At any time during the Second Extension period, the Company may further extend the time to consummate a business combination by one month, up to twelve times (the “Third Extension”) (starting from the first date on which such Third Extension Payment (as defined below) is made and for the avoidance of doubt in which case the Second Extension period, the First Extension period and the Original Extension Payment will cease to apply), subject in each case to the Sponsors or their affiliates or designees depositing for each month extension the lesser of (x) $0.02 per share and (y) $60,000 into the Trust Account (the “Third Extension Payment”), on the prior date of the applicable deadline in respect of the Third Extension. Any Second Extension Payment paid in order to extend the period of time to consummate a Business Combination until May 16, 2024, which is paid but unused (due to an additional extension payment, based on the Third Extension Payment, made prior to May 16, 2024) may be deducted, on a pro rata basis, from future extension payments. At any time during the Third Extension period, the Company may further extend the time to consummate a business combination by one month, up to twelve times (the “Fourth Extension”) (starting from the first date on which such Fourth Extension Payment (as defined below) is made and for the avoidance of doubt in which case the Third Extension period, the Second Extension period, the First Extension period and the Original Extension Payment will cease to apply), subject in each case to the Sponsors or their affiliates or designees depositing for each month extension the lesser of (x) $[   ] per share and (y) $[   ] into the Trust Account (the “Fourth Extension Payment”), on the prior date of the applicable deadline in respect of the Fourth Extension. Any Third Extension Payment paid in order to extend the period of time to consummate a Business Combination until April 16, 2025, which is paid but unused (due to an additional extension payment, based on the Third Extension Payment, made prior to April 16, 2025) may be deducted, on a pro rata basis, from future extension payments. If the Company does not consummate a business combination by the applicable deadline, in accordance with the terms described in the prospectus relating to the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall:
(a)
cease all operations except for the purpose of winding up;

(b)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and
(c)
as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

PROVIDED that the foregoing resolution may not be approved or effective, at the sole discretion of the Board, if the Board resolves not to proceed for any reason within two business days from the date of the passing of this special resolution by the shareholders otherwise such resolution shall be deemed to be approved and effective.
Proposal 2 — Redemption Limitation Amendment Proposal
RESOLVED, as a special resolution, that:
(a)
the following text of Article 49.2(b) of the Amended and Restated Memorandum and Articles of Association of the Company currently in effect is hereby deleted;

“…, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 upon consummation of such Business Combination…”
(b)
the following text of Article 49.4 of the Amended and Restated Memorandum and Articles of Association of the Company currently in effect is hereby deleted:

“…, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination…”
(c)
the following text of Article 49.5 of the Amended and Restated Memorandum and Articles of Association of the Company currently in effect is hereby deleted:

“…The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”)…”
(d)
the following text of Article 49.8 of the Amended and Restated Memorandum and Articles of Association of the Company currently in effect is hereby deleted:

“…The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation…”
PROVIDED that the foregoing resolution (i) is conditioned on the approval of Proposal 1 and (ii) may not be approved or effective, at the sole discretion of the Board, if the Board resolves not to proceed for any reason within 1 month from the date of the passing of this special resolution by the shareholders otherwise such resolution shall be deemed to be approved and effective.
Proposal 3 — Founder Shares Amendment Proposal
RESOLVED, as a special resolution, that the text of Article 17.2 of the Amended and Restated Memorandum and Articles of Association of the Company currently in effect is hereby deleted and the following text inserted in substitution to read in full as follows:
Class B Shares shall be automatically convertible into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”) at any time upon the written election of the holder of the Class B Shares by notice in writing to the Company.

PROVIDED that the foregoing resolution (i) is conditioned on the approval of Proposal 1 and (ii) may not be approved or effective, at the sole discretion of the Board, if the Board resolves not to proceed for any reason within 1 month from the date of the passing of this special resolution by the shareholders otherwise such resolution shall be deemed to be approved and effective.
Proposal 4 — Contingent Right Proposal
RESOLVED, as a special resolution, that the detachment and cancellation of the contingent right attached to each non-redeemed Class A ordinary share sold in our initial public offering, which right entitles the holder of such Class A ordinary share to receive at least one-fourth of one redeemable warrant following the business combination redemption time, be approved, ratified and confirmed in all respects.
PROVIDED that the foregoing resolution (i) is conditioned on the approval of Proposal 1 and (ii) may not be approved or effective, at the sole discretion of the Board, if the Board resolves not to proceed for any reason within 1 month from the date of the passing of this special resolution by the shareholders otherwise such resolution shall be deemed to be approved and effective.
Proposal 5 — Adjournment Proposal
RESOLVED, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date, if necessary in the opinion of the Chairman of the Extraordinary General Meeting, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposals 1 to 4.
PROVIDED that the foregoing resolution may not be approved or effective, at the sole discretion of the Board, if the Board resolves not to proceed for any reason.

TLGY ACQUISITION CORPORATION
4001 Kennett Pike, Suite 302
Wilmington, DE 19807
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
[           ], 2025
YOUR VOTE IS IMPORTANT
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING OF
SHAREHOLDERS TO BE HELD ON [           ], 2025
The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated [           ], 2025 and Proxy Statement, dated [           ], 2025, in connection with the Extraordinary General Meeting to be held at [           ] [a./p.]m. Eastern Time on [       ], 2025 as a virtual and in person meeting (the “Extraordinary General Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Jin-Goon Kim (with full power to act alone), the attorney and proxy of the undersigned, with full power of substitution, to vote all shares of the ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL OF THE PROPOSALS, IF PRESENTED.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on [                 ], 2025: This notice of meeting and the accompany proxy statement are available at [                 ].

Proposal 1 — Extension Proposal	FOR	AGAINST	ABSTAIN
Approve, by way of special resolution, an amendment to the Company’s amended and restated memorandum and articles of association currently in effect, which we refer to as the “Charter,” in the form set forth in Annex A to the accompanying Proxy Statement, to modify the monthly amount that CPC Sponsor Opportunities I, LP and CPC Sponsor Opportunities I (Parallel), LP, our sponsors (the “Sponsors” or “current Sponsors”) or their affiliates or designees must deposit into the Company’s trust account (the “Trust Account”) in order to extend the period of time to consummate an initial business combination by one month, up to twelve times (starting from the first date on which such modified extension payment is made), if requested by the Sponsors and accepted by the Company, from the lesser of $0.02 per outstanding share and $60,000 to the lesser of (x) $[ ] per outstanding share and (y) $[ ]. Any amount of the $60,000 paid in order to extend the period of time to consummate a business combination until April 16, 2025, which is paid but unused (due to an additional extension payment, based on the updated monthly amount, made prior to April 16, 2025) may be deducted, on a pro rata basis, from future extension payments.	☐	☐	☐
Proposal 2 — Redemption Limitation Amendment Proposal	FOR	AGAINST	ABSTAIN
Approve, by way of special resolution, certain amendments to the Company’s Amended and Restated Memorandum and Articles of Association currently in effect in the form set forth in Annex A of the accompanying Proxy Statement to remove (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets to be less than $5,000,001; and (ii) the limitation that the Company shall not redeem public shares (as defined below) in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions.	☐	☐	☐
Proposal 3 — Founder Shares Amendment Proposal	FOR	AGAINST	ABSTAIN
Approve, by way of special resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association currently in effect in the form set forth in Annex A of the accompanying Proxy Statement to provide for the right of a holder of the Class B ordinary shares of the Company, par value $0.0001 per share, which we refer to as the “Founder Shares” or “Class B ordinary shares,” to convert their Class B ordinary shares into Class A ordinary shares of the Company, par value $0.0001 per share, which we refer to as the “public shares” or “Class A ordinary shares,” and collectively with the Class B ordinary shares, the “ordinary shares,” on a one-for-one basis at any time and from time to time at the election of the holder.	☐	☐	☐

Proposal 4 — Contingent Right Proposal	FOR	AGAINST	ABSTAIN
Approve, by way of special resolution, in the form set forth in Annex A to the accompanying Proxy Statement, the detachment and cancellation of the contingent right attached to each non-redeemed Class A ordinary share sold in our initial public offering (our “IPO”), which right entitles the holder of such Class A ordinary share to receive at least one-fourth of one redeemable warrant following the business combination redemption time (the “distributable redeemable warrants”).	☐	☐	☐
Proposal 5 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Approve, by way of ordinary resolution, in the form set forth in Annex A to the accompanying Proxy Statement, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposals or the Contingent Right Proposal.	☐	☐	☐
Dated:            , 2025

Shareholder’s Signature

(Shareholder’s Signature if held Jointly)
Signature should agree with name printed hereon. If shares is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL OF THE ABOVE PROPOSALS, IF SUCH PROPOSALS ARE PRESENTED AT THE EXTRAORDINARY GENERAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.